LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                     Supplement Dated August 13, 2004 to the
            Statement of Additional Information Dated May 1, 2004 as
                            Supplemented May 5, 2004

     This Supplement describes certain changes to the Statement of Additional Information ("SAI") for Lincoln Variable Insurance Products Trust.

     The information for Janet Chrzan in chart on Page 21 of the SAI entitled "Interested Trustees" is deleted and is to be replaced with the following:


                                                                                            Number of
                                                                                            Funds in
                                                                                              Fund
                           Position(s)    Term of Office       Principal Occupation(s)       Complex        Other Board
 Name, Address and Date     Held With      and Length of             During Past            Overseen     Memberships Held
        of Birth            the Fund        Time Served              Five Years            by Trustee       by Trustee

Janet Chrzan**            Advisory       Trustee since      Vice President, The Lincoln        12               N/A
1300 S. Clinton Street    Trustee***     August 18, 2003;   National Life Insurance
Fort Wayne, IN  46802                    Advisory Trustee   Company; formerly Chief
D/O/B: 10/14/48                          since May 17,      Financial Officer, The
                                         2004               Lincoln National Life
                                                            Insurance Company

     The second footnote to the "Interested Trustees" chart on Page 21 is deleted and is to be replaced with the following:

     **Janet Chrzan, an advisory trustee of the Trust, is an interested person of the Trust by reason of her being a Vice President of Lincoln Life.

     A third footnote to the "Interested Trustees" chart on Page 21 is being added and is to read as follows:

     ***An Advisory Trustee provides the Trust with information and advice about securities markets, political developments, economic and business factors and trends and provide other such advice as the Trustees may request from time to time but shall not provide advice or make recommendations regarding the purchase or sale of securities. Each Advisory Trustee will serve for such term as determined by the Board of Trustees or until his or her earlier resignation or removal. An Advisory Trustee: (a) does not have the powers of a Trustee; (b) may not vote at meetings of the Trustees; and (c) may not take part in the operation or governance of the Trust. An Advisory Trustee who is not an "interested" person of the Trust shall receive the same compensation as an Independent Trustee of the Trust.

     The last sentence in the second paragraph of Appendix B on Page 34 is amended to delete the following language:

     "(i) through the Fund's website at http://www.delawareinvestments.com; and
(ii)"

     The last two sentences of the paragraph under "Board Committees" on Page 22 are deleted and are to be replaced with the following:

     On February 23, 2004, the Board of Trustees established a Nominating Committee consisting of all of the independent trustees. The Nominating Committee is responsible for the selection and nomination of independent trustee candidates. Because the Nominating Committee was not established as of December 31, 2003, it did not meet during 2003. The Nominating Committee will consider nominees recommended by contractowners. The Board of Trustees does not have a valuation committee.

     Please keep this Supplement with your SAI for future reference.